Exhibit 10.1
AMENDMENT NO. 1
TO
SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of November 1, 2013, by and among RADISYS CORPORATION, an Oregon corporation (“Borrower”), and SILICON VALLEY BANK (“Bank”). Capitalized terms used herein without definition shall have the same meanings given them in the Loan Agreement (as defined below).
BACKGROUND

A.
Borrower and Bank have entered into that certain Second Amended and Restated Loan and Security Agreement dated as of July 29, 2013 (as may be amended, restated, or otherwise modified, the “Loan Agreement”), pursuant to which the Bank has extended and will make available to Borrower certain advances of money.

B.	Borrower desires that Bank amend the Loan Agreement, in each case upon the terms and conditions more fully set forth herein.

C.	Subject to the representations and warranties of Borrower herein and upon the terms and conditions set forth in this Amendment, Bank is willing to provide the amendment contained herein.
AGREEMENT
NOW, THEREFORE, in light of the foregoing background and intending to be legally bound, the parties hereto agree as follows:

1.	AMENDMENTS TO THE LOAN AGREEMENT.

1.1
SECTION 6.7 (FINANCIAL COVENANTS). Subsections (a) (Minimum EBITDA) and (c) (Liquidity) of Section 6.7 of the Loan Agreement are hereby amended and restated in their entirety and replaced with the following:

“(a)    Minimum EBITDA. For the two quarters completed at each quarter ending indicated below, EBITDA greater than the amount set forth below opposite such period:

Two Quarters Ending	Minimum EBITDA
September 30, 2013	$2,000,000
December 31, 2013	-$3,000,000
March 31, 2014	$2,000,000
June 30, 2014	$6,000,000
September 30, 2014	$6,000,000
December 31, 2014	$6,000,000
March 31, 2015 and thereafter	$9,000,000

“(c)    Liquidity. At all times when there are outstanding Obligations on account of Advances or Letters of Credit, tested monthly, Liquidity of not less than 1.25:1.00 as of the last Business Day of each month; provided, however, that Borrower shall have Liquidity of not less than 1.50:1.00 as of the last Business Day of the last month of any fiscal quarter. From September 30, 2014 until the date the 2015 Notes are paid in full, (i) Borrower and its Subsidiaries shall maintain cash of not less than $18,000,000 held at either Bank or in an account maintained at all times with a financial institution as to which Bank shall have received a Qualifying Control Agreement and (ii) immediately after giving pro forma effect to the application of such cash to the payment of the 2015 Notes as if such payment occurred on September 30, 2014, Borrower shall have Liquidity of not less than 1.25:1.00 or 1.50:1.00, as applicable, in accordance with the immediately preceding sentence.”

1.2	SECTION 13.1 (DEFINITIONS). The definition of “Revolving Line” in Section 13.1 of the Loan Agreement is amended in its entirety as follows:
““Revolving Line” is an Advance or Advances in an aggregate amount of up to $35,000,000 outstanding at any time.”

1.3	SECTION 13.1 (DEFINITIONS). The definition of “Qualifying Control Agreement” is hereby added to Section 13.1 of the Loan Agreement, in its appropriate alphabetical order, as follows:
““Qualifying Control Agreement” shall mean an agreement, among Borrower, a financial institution and Bank, which agreement is in form and substance acceptable to Bank and which provides Bank with “control” (as such term is used in Article 9 of the UCC) over the account(s) described therein.”

1.4	EXHIBIT E (FORM OF BORROWING BASE CERTIFICATE). Exhibit E of the Loan Agreement is amended and restated in its entirety and replaced with Exhibit E attached hereto.

1.5
EXHIBIT F (FORM OF COMPLIANCE CERTIFICATE). Exhibit F of the Loan Agreement is amended and restated in its entirety and replaced with Exhibit F attached hereto. Exhibit A, Exhibit E and Exhibit F are the only attachments to this Amendment.

2.	BORROWER’S REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants that:

(a)
immediately upon giving effect to this Amendment, (i) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (ii) no Event of Default has occurred and is continuing;

(b)	Borrower has the corporate power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

(c)
the certificate of incorporation, bylaws and other organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

(d)
the execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized by all necessary corporate action on the part of Borrower;

(e)
this Amendment has been duly executed and delivered by the Borrower and is the binding obligation of Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights; and

(f)	as of the date hereof, it has no defenses against the obligations to pay any amounts under the Obligations. Borrower acknowledges that Bank has acted in good faith and has conducted in a commercially reasonable manner its relationships with such Borrower in connection with this Amendment and in connection with the Loan Documents.
Borrower understands and acknowledges that Bank is entering into this Amendment in reliance upon, and in partial consideration for, the above representations and warranties, and agrees that such reliance is reasonable and appropriate.

3.
LIMITATION. The amendments set forth in Section 1 shall be limited precisely as written and shall not be deemed (a) to be a forbearance, waiver or modification of any other term or condition of the Loan Agreement or of any other instrument or agreement referred to therein or to prejudice any right or remedy which Bank may now have or may have in the future under or in connection with the Loan Agreement or any instrument or agreement referred to therein; (b) to be a consent to any future consent or modification, forbearance or waiver to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions thereof; or (c) to limit or impair Bank’s right to demand strict performance of all terms and covenants as of any date.

4.	EFFECTIVENESS. This Amendment shall become effective, retroactive to September 30, 2013, upon the satisfaction of all the following conditions precedent:

4.1	Amendment. Borrower and Bank shall have duly executed and delivered this Amendment to Bank;

4.2	Reaffirmation of Guaranty. Radisys International LLC shall have duly executed and delivered a Reaffirmation of Guaranty substantially in the form of Exhibit A attached hereto;

4.3	Payment of Amendment Fee. Borrower shall have paid to Bank an amendment fee in the amount of $35,000; and

4.4	Payment of Bank Expenses. Borrower shall have paid all Bank Expenses (including all reasonable attorneys’ fees and reasonable expenses) incurred through the date of this Amendment.

5.
COUNTERPARTS. This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Amendment.

6.
INTEGRATION. This Amendment and any documents executed in connection herewith or pursuant hereto contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, offers and negotiations, oral or written, with respect thereto and no extrinsic evidence whatsoever may be introduced in any judicial or arbitration proceeding, if any, involving this Amendment; except that any financing statements or other agreements or instruments filed by Bank with respect to Borrower shall remain in full force and effect. This Amendment is a Loan Document.

7.
GOVERNING LAW; VENUE. THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. Borrower and Bank each submit to the exclusive jurisdiction of the State and Federal courts in Santa Clara County, California.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

BORROWER:

RADISYS CORPORATION

By:	/s/ Allen Muhich
Printed Name:	Allen Muhich
Title:	Chief Financial Officer

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

BANK:

SILICON VALLEY BANK

By:	/s/ Richard DaCosta
Printed Name:	Richard DaCosta
Title:	Director